                                                                    EXHIBIT 99.9

Oct-2001                           1996-C                                Page 1



                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)



RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                 $2,846,311,830.52
Beginning of the Month Finance Charge Receivables:              $159,595,970.84
Beginning of the Month Discounted Receivables:                            $0.00
Beginning of the Month Total Receivables:                     $3,005,907,801.36

Removed Principal Receivables:                                            $0.00
Removed Finance Charge Receivables:                                       $0.00
Removed Total Receivables:                                                $0.00

Additional Principal Receivables:                                         $0.00
Additional Finance Charge Receivables:                                    $0.00
Additional Total Receivables:                                             $0.00

Discounted Receivables Generated this Period:                             $0.00

End of the Month Principal Receivables:                       $2,777,933,706.23
End of the Month Finance Charge Receivables:                    $150,634,794.59
End of the Month Discounted Receivables:                                  $0.00
End of the Month Total Receivables:                           $2,928,568,500.82

Special Funding Account Balance                                           $0.00
Aggregate Invested Amount (all Master Trust II Series)        $1,931,000,000.00
End of the Month Transferor Amount                              $846,933,706.23
End of the Month Transferor Percentage                                   30.49%

DELINQUENCIES AND LOSSES
------------------------
End of the Month Delinquencies:

    30-59 Days Delinquent                                        $72,815,795.56
    60-89 Days Delinquent                                        $47,530,786.27
    90+ Days Delinquent                                          $85,701,109.08

    Total 30+ Days Delinquent                                   $206,047,690.91
    Delinquent Percentage                                                 7.04%

Defaulted Accounts During the Month                              $21,585,338.91
Annualized Default Percentage                                             9.10%
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Oct-2001                           1996-C                                Page 2


Principal Collections                                           $360,466,089.82
Principal Payment Rate                                                   12.66%

Total Payment Rate                                                       13.59%

INVESTED AMOUNTS
----------------
    Class A Initial Invested Amount                             $184,500,000.00
    Class B Initial Invested Amount                              $19,125,000.00
    Class C Initial Invested Amount                              $21,375,000.00
                                                                ---------------
INITIAL INVESTED AMOUNT                                         $225,000,000.00

    Class A Invested Amount                                     $246,000,000.00
    Class B Invested Amount                                      $25,500,000.00
    Class C Invested Amount                                      $28,500,000.00
                                                                ---------------
INVESTED AMOUNT                                                 $300,000,000.00

    Class A Adjusted Invested Amount                            $246,000,000.00
    Class B Adjusted Invested Amount                             $25,500,000.00
    Class C Adjusted Invested Amount                             $28,500,000.00
                                                                ---------------
ADJUSTED INVESTED AMOUNT                                        $300,000,000.00

PREFUNDED AMOUNT                                                          $0.00

FLOATING ALLOCATION PERCENTAGE                                           10.54%
PRINCIPAL ALLOCATION PERCENTAGE                                          10.54%

    Class A Principal Allocation Percentage                              82.00%
    Class B Principal Allocation Percentage                               8.50%
    Class C Principal Allocation Percentage                               9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1996-C                                                 $37,992,965.44

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1996-C                                                     $5,072,339.51

MONTHLY SERVICING FEE                                               $375,000.00

INVESTOR DEFAULT AMOUNT                                           $2,275,085.11
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Oct-2001                           1996-C                                Page 3


CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                   82.00%

    Class A Finance Charge Collections                            $4,466,818.38
    Other Amounts                                                         $0.00

TOTAL CLASS A AVAILABLE FUNDS                                     $4,466,818.38

    Class A Monthly Interest                                        $564,535.83
    Class A Servicing Fee                                           $307,500.00
    Class A Investor Default Amount                               $1,865,569.79

TOTAL CLASS A EXCESS SPREAD                                       $1,729,212.76

CLASS A REQUIRED AMOUNT                                                   $0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                    8.50%

    Class B Finance Charge Collections                              $463,023.87
    Other Amounts                                                         $0.00

TOTAL CLASS B AVAILABLE FUNDS                                       $463,023.87

    Class B Monthly Interest                                         $63,679.17
    Class B Servicing Fee                                            $31,875.00

TOTAL CLASS B EXCESS SPREAD                                         $367,469.70
CLASS B INVESTOR DEFAULT AMOUNT                                     $193,382.24
CLASS B REQUIRED AMOUNT                                             $193,382.24

CLASS C FLOATING ALLOCATION PERCENTAGE                                    9.50%

CLASS C MONTHLY SERVICING FEE                                        $35,625.00
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Oct-2001                           1996-C                                Page 4


EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                               $2,578,554.72

    Excess Spread Applied to Class A Required Amount                      $0.00

    Excess Spread Applied to Class A Investor Charge Offs                 $0.00

    Excess Spread Applied to Class B Required Amount                $193,382.24

    Excess Spread Applied to Reductions of Class B
    Invested Amount                                                       $0.00

    Excess Spread Applied to Class C Required Amount                $301,415.37

    Excess Spread Applied to Reductions of Class C
    Invested Amount                                                       $0.00

    Excess Spread Applied to Monthly Cash Collateral Fee             $62,500.00

    Excess Spread Applied to Cash Collateral Account                      $0.00

    Excess Spread Applied to Spread Account                               $0.00

    Excess Spread Applied to Reserve Account                              $0.00

    Excess Spread Applied to other amounts owed to
    Cash Collateral Depositor                                             $0.00

    Excess Spread Applied to other amounts owed to
    Spread Account Residual Interest Holders                              $0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                           $2,021,257.11
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Oct-2001                           1996-C                                Page 5

EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                       $13,127,273.54

SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1996-C                                                             $0.00

    Excess Finance Charge Collections applied to
    Class A Required Amount                                               $0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                          $0.00

    Excess Finance Charge Collections applied to
    Class B Required Amount                                               $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class B Invested Amount                                 $0.00

    Excess Finance Charge Collections applied to
    Class C Required Amount                                               $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class C Invested Amount                                 $0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                           $0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                          $0.00

    Excess Finance Charge Collections applied to
    other amounts owed to Spread Account
    Residual Interest Holders                                             $0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                             4.76%
    Base Rate (Prior Month)                                               5.72%
    Base Rate (Two Months Ago)                                            5.88%
                                                                          ----
THREE MONTH AVERAGE BASE RATE                                             5.45%

    Portfolio Yield (Current Month)                                      12.69%
    Portfolio Yield (Prior Month)                                        10.45%
    Portfolio Yield (Two Months Ago)                                     12.94%
                                                                         -----
THREE MONTH AVERAGE PORTFOLIO YIELD                                      12.03%
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Oct-2001                           1996-C                                Page 6

PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                      $37,992,965.44

INVESTOR DEFAULT AMOUNT                                           $2,275,085.11

REALLOCATED PRINCIPAL COLLECTIONS
    Allocable to Class C Interests                                        $0.00
    Allocable to Class B Certficates                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                          0.00

CLASS A SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                        $0.00
    Deficit Controlled Accumulation Amount                                $0.00
CONTROLLED DEPOSIT AMOUNT                                                 $0.00

CLASS B SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                        $0.00
    Deficit Controlled Accumulation Amount                                $0.00
CONTROLLED DEPOSIT AMOUNT                                                 $0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                $40,268,050.55

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                              $0.00
CLASS B INVESTOR CHARGE OFFS                                              $0.00
CLASS C INVESTOR CHARGE OFFS                                              $0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                   $0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                                    $0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                                    $0.00

CASH COLLATERAL ACCOUNT
    Required Cash Collateral Amount                               $9,000,000.00
    Available Cash Collateral Amount                              $9,000,000.00

TOTAL DRAW AMOUNT                                                         $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                           $0.00


                                 First USA Bank, National Association
                                 as Servicer

                                 By:    /s/ Tracie Klein
                                        ------------------------------
                                        Tracie H. Klein
                                        First Vice President